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                                                                    Exhibit 23.3

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-83245, 333-93151, 333-93153 and 333-32202) of
our report dated June 18, 2000, relating to the supplemental consolidated financial statements of Engage, Inc. which report appears in the Form 8-K/A of Engage, Inc. dated July 12, 2000.


/s/ KPMG LLP
Boston, Massachusetts
July 12, 2000